SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2003

                          Mediware Information Systems, Inc.
(Exact name of registrant as specified in its charter)

New York 1-10768 11-2209324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11711 West 79th Street, Lenexa, KS 66214
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (913) 307-1000

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Item 5.  Other Events and Regulation FD Disclosure.

     On February 24, 2003 Mediware Information Systems, Inc. (the "Company") issued a press release (the "Release") announcing that it had received U.S. Food and Drug Administration 510(k) clearance for the Company's Hemocare LifeLine transfusion management system. A copy of the Release is attached as an Exhibit hereto.

Item 7.  Financial Statements and Exhibits.

(c)(1) Press Release issued by the Company on February 24, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC

Date: February 24, 2003	By: /s/ George J. Barry George J. Barry Chief Executive Officer

EXHIBIT INDEX

Exhibit (c)(1)       Press Release issued by the Company on February 24, 2003.

Exhibit (c)(1)

Contacts	George Barry 913/307-1000 www.mediware.com	Thomas Redington 203/222-7399 212/926-1733 www.redingtoninc.com

Mediware Information Systems, Inc. Receives FDA 510(k) Clearance
For    its    Next-Generation    Transfusion    Management    System

LENEXA, KS   Feb. 24  - Mediware Information Systems, Inc. (Nasdaq: MEDW), a known leader in healthcare delivery and patient safety software management solutions, announced today that it has received US Food and Drug Administration (FDA) 510(k) clearance to market its next-generation transfusion management system, Hemocare LifeLine (HCLL™), in accordance with the provisions of the Federal Food, Drug, and Cosmetic Act.

The HCLL next-generation transfusion management system is designed to manage blood products administered to patients at hospitals and centralized transfusion service facilities. HCLL greatly expands on the functions and features offered by traditional legacy transfusion systems while supporting the main objective of enhancing patient safety within complex hospital environments. Enhanced management features and functions of HCLL include:

         Advanced capabilities for centralized transfusion services, electronic and remote cross-matching, and quality control management;

         Ability to scale transfusion services for a single hospital as well as for large multi-site/multi-facility hospital networks; complete integration with hospital and laboratory information systems; configurations in Client/Server or Thin-Client Web-enabled platforms; and full support of industry bar code standards and enhanced process flow and control.

Commenting on the FDA 510(k) clearance, George Barry, Mediware's CEO said, "The company has expended tremendous clinical and technical effort over the last four years to ensure HCLL supports the overall objective of enhancing patient safety, along with incorporating advanced technical capabilities that make a significant operational impact on our clients' transfusion services."

About Mediware Information Systems, Inc.

Mediware provides clinical information systems for hospitals and integrated healthcare delivery systems. Its products include Hemocare™, LifeLine™ and LifeTrak™ (blood bank), WORx™, Pharmakon®, and Digimedics™ (pharmacy), Surgiware™, Perioperative Solutions™ (operating room), as well as the JAC Stock Control System (pharmacy) in the United Kingdom. Mediware has over 1,100 systems installed in the U.S., Canada, the U.K., and elsewhere.

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Certain statements in this press release may constitute "forward- ooking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995, as the same may be amended from time to time (the ``Act'') and in releases made by the SEC from time to time. Such forward-looking statements are not based on historical facts and involve known and unknown risks, uncertainties and other factors disclosed in the Company's Annual Report on Form 10-K for the year ended June 30, 2002, which may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. The Company disclaims any obligation to update its forward-looking statements.

2/24/03